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                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                           VARIABLE SEPARATE ACCOUNT

                  ____________________________________________


        SUPPLEMENT TO THE POLARIS(II) PROSPECTUS DATED JANUARY 29, 1999




     Effective April 1, 1999, Anchor National will no longer offer the Plus and Max options as part of the Income Protector Program. If otherwise available in your state, the Plus and Max options will remain available for contracts for which the application and initial purchase payment are received in good order by March 31, 1999.

     In order to secure the Plus and Max options on a contract funded through a direct transfer or a 1035 Exchange, we must receive (1) the application in good order by March 31, 1999 and (2) the transferred funds by May 31, 1999.

     The Base Income Protector will continue to be a standard feature of the Polaris(II) contract after April 1, 1999, if available in your state.





Date:  March 1, 1999


                Please keep this Supplement with your Prospectus